UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2022

VONAGE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-32887	11-3547680
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23 Main Street Holmdel, NJ	07733
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 528-2600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001	VG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On December 20, 2021, Vonage Holdings Corp. (“Vonage”) filed with the U.S. Securities and Exchange Commission (the “SEC”) its preliminary proxy statement on Schedule 14A relating to the special meeting of Vonage stockholders to be held on February 9, 2022 (the “Proxy Statement”) to, among other things, vote on a proposal to adopt the Agreement and Plan of Merger, by and among Vonage, a Delaware corporation, Telefonaktiebolaget LM Ericsson (publ), an entity organized and existing under the laws of Sweden (“Parent”), and Ericsson Muon Holding Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent, dated as of November 22, 2021 (the “Merger Agreement”). Vonage subsequently filed, on January 10, 2022, a definitive Proxy Statement.

Since the filing of the preliminary Proxy Statement, five actions (collectively, the “Vonage Actions”) have been filed in the United States District Court for the Southern District of New York (“S.D.N.Y.”), the United States District Court for the Eastern District of New York (“E.D.N.Y.”) and the United States District Court for the District of Delaware (“D. Del.”), in connection with the transactions contemplated by the Merger Agreement: Shiva Stein v. Vonage Holdings Corp., et al., Case No. 1:22-cv-00093-JMF (S.D.N.Y., filed Jan. 5, 2022), Marc Waterman v. Vonage Holdings Corp., et al., Case No. 1:22-cv-00166-JMF (S.D.N.Y., filed Jan. 7, 2022), Jonathan Hodge v. Vonage Holdings Corp., et al., Case No. 1:22-cv-00199-LDH-RML (E.D.N.Y., filed Jan. 13, 2022), Susan Finger v. Vonage Holdings Corp., et al., Case No. 1:22-cv-00137-UNA (D. Del., filed Jan. 31, 2022) and Jay Sweeney v. Vonage Holdings Corp., et al., Case No. 1:22-cv-00913 (S.D.N.Y., filed Feb. 2, 2022). Each of the Vonage Actions names Vonage and its directors as defendants. The Vonage Actions assert claims under Section 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated under the Exchange Act, and allege that the Proxy Statement is materially misleading. The Vonage Actions seek, among other things, to enjoin the defendants from proceeding with, consummating or closing the merger contemplated by the Merger Agreement (the “Merger”), rescisissory damages should the Merger not be enjoined, and an award of attorneys’ and experts’ fees. During this time, Vonage also received three demand letters from purported shareholders of Vonage (the “Demand Letters”), similarly alleging that the Proxy Statement is materially misleading.

The defendants deny the allegations in the Vonage Actions and Demand Letters and deny any alleged violations of law or any legal or equitable duty. The defendants believe that the claims asserted in the Vonage Actions and Demand Letters are without merit and no additional disclosures are required under applicable law. However, in order to avoid the risk of the Vonage Actions and Demand Letters delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the defendants have determined to voluntarily make the following supplemental disclosures to the definitive Proxy Statement, as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the defendants specifically deny all allegations in the Vonage Actions and Demand Letters that any additional disclosure was or is required.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the definitive Proxy Statement filed on January 10, 2022 (the “Definitive Proxy Statement”), which should be read in its entirety. Page references in the below disclosures are to pages in the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Definitive Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Definitive Proxy Statement. Vonage denies the allegations in the Vonage Actions and denies any alleged violations of law or any legal or equitable duty. Without admitting in any way that the disclosures below are material or otherwise required by law, Vonage makes the following amended and supplemental disclosures solely for the purpose of mooting any alleged disclosure issue.

The section of the Definitive Proxy Statement entitled “The Merger—Background of the Merger” is amended and supplemented as follows:

The disclosure on page 38 of the Definitive Proxy Statement is amended and supplemented by adding the following underlined disclosure to the last full paragraph on such page:

“On November 15, 2021, following confirmation by a representative of the Company’s management that Parent was authorized to have employment discussions with Mr. Read, Mr. Ekholm contacted Mr. Read regarding his employment agreement with the Company and transaction-related benefits, including equity awards. During the conversation, Mr. Ekholm requested that Mr. Read amend his employment agreement to, among other things, forego his existing right to resign for “good reason” as a result of his no longer holding the position of Chief Executive Officer of a publicly traded company, which would otherwise entitle him to severance payments under his existing employment agreement and accelerated vesting of his outstanding equity awards. Other than as described herein with respect to Mr. Read, no director of Vonage has had any employment-related or compensation-related discussions or negotiations with Parent or has entered into any agreements or understandings to serve as director or officer of the combined company following consummation of the proposed Transaction.”

The section of the Definitive Proxy Statement entitled “The Merger—Opinion of Qatalyst Partners LP—Illustrative Discounted Cash Flow Analysis” is amended and supplemented as follows:

The disclosure in the first bullet on page 49 of the Definitive Proxy Statement is amended and supplemented by adding the following underlined disclosure on such page:

“

•	adding:

(a) the implied net present value of the estimated future unlevered free cash flows of Vonage, based on the Forecasts, for the fourth quarter of calendar year 2021 through calendar year 2025 (which implied present value was calculated by using a range of discount rates of 6.5% to 11.5%, based on an estimated weighted average cost of capital for Vonage utilizing the capital asset pricing model and inputs based on Qatalyst Partners’ professional judgment);

(b) the implied net present value of a corresponding terminal value of Vonage, calculated by multiplying Vonage’s estimated Adjusted EBITDA in calendar year 2026 based on the Forecasts by a range of multiples of fully diluted enterprise value to next-twelve-months estimated EBITDA of 20.0x to 25.0x (which was chosen based on Qatalyst Partners’ professional judgment), and discounted to present value using the same range of discount rates used in item (a) above; and

(c) Vonage’s cash and cash equivalents of approximately $48 million as of September 30, 2021, as provided in Vonage’s Form 10-Q filed on November 4, 2021; and”

The section of the Definitive Proxy Statement entitled “The Merger—Opinion of Qatalyst Partners LP—Sum of the Parts Analysis” is amended and supplemented as follows:

The disclosure in the first paragraph on page 53 of the Definitive Proxy Statement is amended and supplemented by adding the following underlined disclosure on such page:

“Based upon the Analyst Projections as of November 19, 2021 for calendar year 2022, and using the closing trading prices as of November 19, 2021 for shares of the selected companies, Qatalyst Partners calculated, among other things, the implied fully-diluted enterprise value divided by the estimated consensus gross profit for calendar year 2022 (the “CY2022E Gross Profit Multiples”) for each of the selected API companies, which are listed below.”

Selected API Companies	CY2022E Gross Profit
Agora, Inc.	18.2x

Bandwidth Inc.	7.6x

CM.com Netherlands B.V.	10.1x

Kaleyra, Inc.	7.0x

LINK Mobility Group AS	5.6x

Sinch AB (publ) (1)	11.8x

Twilio Inc.	24.9x

(1) Sinch AB financials pro forma for announced acquisitions per Dun & Bradstreet research report as of November 2, 2021.

The disclosure in the third paragraph on page 53 of the Definitive Proxy Statement is amended and supplemented by adding the following underlined disclosure on such page:

“Based on an analysis of the CY2022E Revenue Multiples for each of the selected UCaaS & CCaaS companies (as set forth in the table above in the section entitled “ —Selected Companies Analysis”), Qatalyst Partners selected a representative range of 2.5x to 4.5x (which was chosen based on Qatalyst Partners’ professional judgment) and applied this range to the UC/CC Segment’s estimated calendar year 2022 revenue of $580 million as provided by the Company as part of the Forecasts. This analysis implied a range of enterprise values for the UC/CC Segment of approximately $1,451 million to $2,612 million.”

The disclosure in the fifth paragraph on page 53 of the Definitive Proxy Statement is amended and supplemented by adding the following underlined disclosure on such page:

“Qatalyst Partners then took the aggregate implied range of enterprise values of the three combined segments, netted their value against the amount of Vonage’s projected net debt of approximately $448 million as of September 30, 2021, as provided in Vonage’s Form 10-Q filed on November 4, 2021, and divided the resulting amount by the number of fully-diluted shares of Vonage Common Stock (calculated using the treasury stock method), which takes into account Restricted Stock Units, Performance Restricted Stock Units and Company Options as of November 19, 2021, all of which amounts were provided by Vonage’s management, and assuming net share settlement of in-the-money convertible debt (excluding any make-whole or other change of control adjustments), to imply a range of per share values for Vonage Common Stock of approximately $12.11 to $23.20.”

Forward-Looking Statements

This communication contains forward-looking statements, including statements regarding the effects of the proposed acquisition of Vonage by Parent, that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. In addition, other statements in this communication that are not historical facts or information may be forward-looking statements. The forward-looking statements in this communication are based on information available at the time the statements are made and/or management’s belief as of that time with respect to future events and involve risks and uncertainties that could cause actual results and outcomes to be materially different. Important factors that could cause such differences include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger; risks related to disruption of management’s attention from Vonage’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on Vonage’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; the impact of the COVID-19 pandemic; the competition we face; the expansion of competition in the cloud communications market; risks related to the acquisition or integration of businesses we have acquired; our ability to adapt to rapid changes in the cloud communications market; the nascent state of the cloud communications for business market; our ability to retain customers and attract new customers cost-effectively; developing and maintaining market awareness and a strong brand; developing and maintaining effective distribution channels; security breaches and other compromises of information security; risks associated with sales of our services to medium-sized and enterprise customers; our reliance on third-party hardware and software; our dependence on third-party vendors; system disruptions or flaws in our technology and systems; our ability to comply with data privacy and related regulatory matters; our ability to scale our business and grow efficiently; the impact of fluctuations in economic conditions, particularly on our small and medium business customers; the effects of significant foreign currency fluctuations; our ability to obtain or maintain relevant intellectual property licenses or to protect our trademarks and internally developed software; fraudulent use of our name or services; restrictions in our debt agreements that may limit our operating flexibility; our ability to obtain additional financing if required; retaining senior executives and other key employees; intellectual property and other litigation that have been and may be brought against us; rapid developments in global API regulation and uncertainties relating to regulation of VoIP services; risks associated with legislative, regulatory or judicial actions regarding our business products; reliance on third parties for our 911 services; liability under anti-corruption laws or from governmental export controls or economic sanctions; actions of activist shareholders; risks associated with the taxation of our business; governmental regulation and taxes in our international operations; our history of net losses and ability to achieve consistent profitability in the future; our ability to fully realize the benefits of our net operating loss carry-forwards if an ownership change occurs; risks associated with the settlement and conditional conversion of our Convertible Senior Notes; potential effects the capped call transactions may have on our stock in connection with our Convertible Senior Notes; certain provisions of our charter documents; and other factors that are set forth in the “Risk Factors” in our Annual Report on Form 10-K and in Vonage’s Quarterly Reports on Form 10-Q filed with the SEC. While Vonage may elect to update forward-looking statements at some point in the future, Vonage specifically disclaims any obligation to do so except as required by law, and therefore, you should not rely on these forward-looking statements as representing Vonage’s views as of any date subsequent to today.

Additional Information and Where to Find It

This communication may be deemed to be a solicitation material in respect of the proposed merger between Vonage and Parent. On January 10, 2022, Vonage filed the Definitive Proxy Statement with the SEC in connection with the solicitation of proxies for a special meeting to be held on February 9, 2022. The Definitive Proxy Statement and a proxy card have been mailed to each stockholder of Vonage entitled to vote at the meeting. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY AMENDMENTS THERETO IN THEIR ENTIRETY WHEN FILED WITH THE SEC, AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or upon request by contacting Vonage, Investor Relations, via email at ir@vonage.com. The Company’s filings with the SEC are also available on Vonage’s website at https://ir.vonage.com/.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Vonage’s stockholders with respect to the proposed merger. Information about Vonage’s directors and executive officers and their ownership of Vonage’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 26, 2021 and Vonage’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on February 19, 2021. To the extent that such individual’s holdings of Vonage’s common stock have changed since the amounts printed in Vonage’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the identity of the potential participants, and their direct or indirect interests in the proposed merger, by security holdings or otherwise, is set forth in the Definitive Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 3, 2022	VONAGE HOLDINGS CORP.

	By:	/s/ Randy K. Rutherford
Randy K. Rutherford
Chief Legal Officer and Corporate Secretary